UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2005

CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 324-2950
(Registrant's Telephone Number, Including Area Code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 20, 2005, Continental Airlines, Inc. (the "Company") issued a press release announcing its financial results for the second quarter of 2005. The press release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the press release and the schedules thereto. Further, the press release contains statements intended as "forward-looking statements," all of which are subject to the cautionary statement about forward-looking statements set forth therein. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with SEC Release No. 33-8176, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

As more fully discussed below in Item 4.02, the Company's audit committee has concluded that the previously issued financial statements contained in the Company's 2004 Form 10-K and First Quarter 2005 Form 10-Q (each as defined below) should not be relied upon because of lease accounting adjustments that are required to be made.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 19, 2005, the Company's audit committee, upon the recommendation of management and with the concurrence of Ernst & Young LLP, the Company's independent registered public accountants, concluded that the previously issued financial statements contained in the Company's (i) Annual Report on Form 10-K for the year ended December 31, 2004 (the "2004 Form 10-K") and (ii) Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the "First Quarter 2005 Form 10-Q") should not be relied upon because of errors in those financial statements relating to lease accounting.

On July 20, 2005, the Company filed amendments to its 2004 Form 10-K and First Quarter 2005 Form 10-Q to restate the consolidated financial statements and other financial information contained in those reports with respect to the accounting for (i) rent expense under operating leases for certain airport properties with escalating rent clauses and (ii) depreciation expense for leasehold improvements with respect to certain airports. The financial statements and other financial information restated by these amendments include the Company's:

  consolidated financial statements as of December 31, 2003 and 2004, and for each of the three years in the period ended December 31, 2004;

  interim consolidated financial statements as of and for the quarters ended March 31, 2004 and 2005;

  quarterly financial data for each quarter during the years ended December 31, 2003 and 2004; and

  selected consolidated financial data as of and for the years ended December 31, 2000 through 2004.

For a detailed discussion of the matters giving rise to the audit committee's conclusion and these restatements, please refer to "Amendment No. 1 Overview" beginning on page 3 of Amendment No. 1 on Form 10-K/A filed by the Company with the SEC on July 20, 2005.

The Company's audit committee and management have discussed the matters disclosed in this Current Report on Form 8-K with Ernst & Young.

Item 9.01. Financial Statements and Exhibits.

    Exhibits
99.1	Press Release dated July 20, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CONTINENTAL AIRLINES, INC.

July 20, 2005	By /s/ Jennifer L. Vogel
Jennifer L. Vogel
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release dated July 20, 2005